Exhibit 99.1

RADIANT LOGISTICS ANNOUNCES

SELECT PRELIMINARY UNAUDITED FINANCIAL RESULTS

Record Results of Operations Estimated for Fiscal Fourth Quarter Ended June 30, 2021

RENTON, WA August 30, 2021 – Radiant Logistics, Inc. (NYSE American: RLGT), a third-party logistics and multimodal transportation services company, today announced select preliminary unaudited financial results for the fourth quarter ended June 30, 2021. The Company currently expects that it will timely file its Form 10-K on or before September 13, 2021 and will hold its quarterly earnings call concurrent with that filing. The Company also reported that it has filed a Form 8-K with the U.S. Securities and Exchange Commission, in connection with the Company’s internal controls for the fiscal year ending June 30, 2021.

The financial results presented below for the quarterly period ended June 30, 2021, reflect preliminary estimates of the Company’s results of operations as of the date of this press release. The Company’s independent registered public accounting firm has not audited or reviewed, and does not express an opinion with respect to, this preliminary data. These estimates may be subject to change upon the completion of the reporting process and audit of the Company’s financial statements for fiscal year 2021, and actual results may vary from these estimates.

Financial Highlights – Three Months Ended June 30, 2021 (Preliminary and Unaudited)

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Revenues estimated at $257.9 million for the fourth fiscal quarter ended June 30, 2021, compared to revenues of $275.5 million for the comparable prior period.
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Net revenues estimated at a record $62.8 million for the fourth fiscal quarter ended June 30, 2021, compared to net revenues of $50.1 million for the comparable prior period.
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Net income attributable to common stockholders estimated at a record $10.9 million, or $0.22 per basic and $0.21 per fully diluted share, compared to net income attributable to common stockholders of $4.7 million, or $0.09 per basic and fully diluted share for the comparable prior year.
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Adjusted net income attributable to common stockholders, a non-GAAP financial measure, estimated at a record $10.1 million, or $0.20 per basic and fully diluted share, compared to adjusted net income attributable to common stockholders of $8.9 million, or $0.18 per basic and fully diluted share for the comparable prior year period. Adjusted net income attributable to common stockholders is calculated by applying a normalized tax rate of 24.5% and excluding other items not considered part of regular operating activities.
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Adjusted EBITDA estimated at a record $14.1 million, compared to adjusted EBITDA of $13.1 million for the comparable prior year period.

In its Form 8-K filing, the Company (1) identified certain internal control deficiencies with respect to the recording and processing of revenue and the calculation of operating partner commissions, which have been deemed to be material weaknesses in the Company’s internal control over financial reporting based on the criteria established in Internal Control- Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”); (2) confirmed that the Company’s management, with oversight from the Company’s Audit and Executive Oversight Committee, is in the process of developing and implementing remediation plans in response to these control deficiencies; and (3) confirmed that the Company does not expect any impact on its financial results announced for the quarter and year ended June 30, 2021 resulting from the internal control deficiencies.

CEO Bohn Crain comments on preliminary results and the Company’s internal controls

“I'm very proud of the resiliency of the Radiant Network and our collective response to challenges presented by the COVID pandemic,” said Bohn Crain, Founder and CEO of Radiant Logistics. “The hard work and dedication of our team is reflected in our preliminary results for the quarter ended June 30, 2021 and has helped us to achieve record results with an estimated $14.1 million in Adjusted EBITDA on $257.9 million in revenues for the quarter ended June 30, 2021. In addition, I am happy to report that we were able to re-engage in our stock buy-back program and repurchased a total of $1.9 million of stock in our fourth fiscal quarter ended June 30, 2021.”

Crain continued: “In building our business we have always embraced the idea of “continuous improvement” across all aspects of our business. Our work around internal controls is no exception and our continuous attention and assessment of our internal controls has just recently identified opportunities for improvement in our internal controls over financial reporting as of June 30, 2021. Even though we determined that additional work is needed to improve the existing controls we have surrounding our recognition of revenue and operating partner commissions, we are pleased to report that in our entire corporate history, our financial statements have not been impacted by any issues regarding our recognition of revenue or operating partner commissions. However, now that these issues have been identified, we wanted to get them communicated and begin our work on remediation. Fortunately, our financial reports themselves are in good shape and we continue to deliver record results.”

About Radiant Logistics (NYSE American: RLGT)

Radiant Logistics, Inc. (www.radiantdelivers.com) is a third-party logistics and multimodal transportation services company delivering advanced supply chain solutions through a network of company-owned and strategic operating partner locations across North America. Through its comprehensive service offering, Radiant provides domestic and international freight forwarding services, truck and rail brokerage services and other value-added supply chain management services, including customs brokerage, order fulfillment, inventory management and warehousing to a diversified account base including manufacturers, distributors and retailers using a network of independent carriers and international agents positioned strategically around the world.

This announcement contains “forward-looking statements” within the meaning set forth in United States securities laws and regulations – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business, financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “estimates,” “expect,” “future,” “intend,” “may,” “plan,” “see,” “seek,” “strategy,” or “will” or the negative thereof or any variation thereon or similar terminology or expressions. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. We have developed our forward-looking statements based on management’s beliefs and assumptions, which in turn rely upon information available to them at the time such statements were made. Such forward-looking statements reflect our current perspectives on our business, future performance, existing trends and information as of the date of this announcement. These include, but are not limited to, our beliefs about future revenue and expense levels, growth rates, prospects related to our strategic initiatives and business strategies, along with express or implied assumptions about, among other things: our continued relationships with our strategic operating partners; the performance of our historic business, as well as the businesses we have recently acquired, at levels consistent with recent trends and reflective of the synergies we believe will be available to us as a result of such acquisitions; our ability to successfully integrate our recently acquired businesses; our ability to locate suitable acquisition opportunities and secure the financing necessary to complete such acquisitions; transportation costs remaining in-line with recent levels and expected trends; our ability to mitigate, to the best extent possible, our dependence on current management and certain of our larger strategic operating partners; our compliance with financial and other covenants under our indebtedness; the absence of any adverse laws or governmental regulations affecting the transportation industry in general, and our operations in particular; the impact of COVID-19 on our operations and financial results; the timing for completion of the audit related to our Form 10-K and the filing date of our Form 10-K; the absence of any audit adjustments that may materially affect the preliminary unaudited financial results contained within this press release, and such other factors that may be identified from time to time in our Securities and Exchange Commission (“SEC”) filings and other public announcements, including those set forth under the caption “Risk Factors” in our Form 10-K for the year ended June 30, 2020 and our Form 10-Q for the quarter ended March 31, 2021. In addition, the global economic climate and additional or unforeseen effects from the COVID-19 pandemic amplify many of these risks. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Investor Contact: Radiant Logistics, Inc. Todd Macomber (425) 943-4541 tmacomber@radiantdelivers.com	Media Contact: Radiant Logistics, Inc. Jennifer Deenihan (425) 462-1094 jdeenihan@radiantdelivers.com

Reconciliation of Non-GAAP Measures

RADIANT LOGISTICS, INC.

Reconciliation of Total Revenues to Net Revenue Margin, Net Income Attributable to Common Stockholders
to Adjusted Net Income Attributable to Common Stock, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin

(unaudited)

As used in this report, Net Revenue Margin, Adjusted Net Income Attributable to Common Stockholders, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin are not measures of financial performance or liquidity under United States Generally Accepted Accounting Principles (“GAAP”). Net Revenue Margin, Adjusted Net Income Attributable to Common Stockholders, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin are presented herein because they are important metrics used by management to evaluate and understand the performance of the ongoing operations of Radiant’s business. For Adjusted Net Income Attributable to Common Stockholders, management uses a 24.5% tax rate to calculate the provision for income taxes before preferred dividend requirement to normalize Radiant’s tax rate to that of its competitors and to compare Radiant’s reporting periods with different effective tax rates. In addition, in arriving at Adjusted Net Income Attributable to Common Stockholders, the Company adjusts for certain non-cash charges and significant items that are not part of regular operating activities. These adjustments include income taxes, depreciation and amortization, change in fair value of contingent consideration, transition costs, lease termination costs, acquisition related costs, litigation costs, amortization of debt issuance costs, and issuance costs for preferred stock redemption.

We commonly refer to the term “net revenue margin” when commenting about our Company and the results of operations. Net revenue margin is a Non-GAAP measure calculated as revenues less directly related operations and expenses attributed to the Company’s services. We believe net revenue margin are a better measurement than are total revenues when analyzing and discussing the effectiveness of our business and is used as a portion of a key metric the Company uses to discuss its progress.

EBITDA is a non-GAAP measure of income and does not include the effects of preferred stock dividends, redemption of preferred stock, interest and taxes, and excludes the “non-cash” effects of depreciation and amortization on long-term assets. Companies have some discretion as to which elements of depreciation and amortization are excluded in the EBITDA calculation. We exclude all depreciation charges related to technology and equipment, and all amortization charges (including amortization of leasehold improvements). We then further adjust EBITDA to exclude changes in fair value of contingent consideration, expenses specifically attributable to acquisitions, transition and lease termination costs, foreign currency transaction gains and losses, extraordinary items, share-based compensation expense, litigation expenses unrelated to our core operations, and other non-cash charges. While management considers EBITDA, and adjusted EBITDA useful in analyzing our results, it is not intended to replace any presentation included in our consolidated financial statements.

We believe that these non-GAAP financial measures, as presented, represent a useful method of assessing the performance of our operating activities, as they reflect our earnings trends without the impact of certain non-cash charges and other non-recurring charges. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations to allow a comparison to other companies, many of whom use similar non-GAAP financial measures to supplement their GAAP results. However, these non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Net Revenue Margin, Adjusted Net Income Attributable to Common Stockholders, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin should not be considered in isolation or as a substitute for any of the consolidated statements of operations prepared in accordance with GAAP, or as an indication of Radiant’s operating performance or liquidity.

(In thousands)	Three Months Ended June 30,
Net Revenues (Non-GAAP measure)	Estimated 2021	Actual 2020
Total revenues	$257,910	$275,506
Cost of transportation and other services	195,151	225,405

Net revenues	$62,759	$50,101
Net margin	24.3%	18.2%

(In thousands)	Three Months Ended June 30,
Reconciliation of GAAP net income to adjusted EBITDA	Estimated 2021	Actual 2020
Net income attributable to Radiant Logistics, Inc.	$10,932	$4,665
Income tax expense	2,567	1,307
Depreciation and amortization	4,224	4,157
Net interest expense	627	806

EBITDA	18,350	10,935

Share-based compensation	296	358
Change in fair value of contingent consideration	—	1,700
Acquisition related costs	7	82
Litigation costs	102	229
Gain on litigation settlement, net	(25)	—
Transition, lease termination, and other costs	—	199
Change in fair value of interest rate swap contracts	(48)	(600)
Gain on forgiveness of debt	(4,573)	—
Foreign currency transaction loss	31	245

Adjusted EBITDA	$14,140	$13,148
Adjusted EBITDA margin (Adjusted EBITDA as a % of Net Revenues)	22.5%	26.2%

(In thousands, except share and per share data)	Three Months Ended June 30,
Reconciliation of GAAP net income to adjusted net income	Estimated 2021	Actual 2020
GAAP net income attributable to Radiant Logistics, Inc.	$10,932	$4,665
Adjustments to net income:
Income tax expense	2,567	1,307
Depreciation and amortization	4,224	4,157
Change in fair value of contingent consideration	—	1,700
Acquisition related costs	7	82
Litigation costs	102	229
Transition, lease termination, and other costs	—	199
Change in fair value of interest rate swap contracts	(48)	(600)
Gain on forgiveness of debt	(4,573)	—
Amortization of debt issuance costs	129	27

Adjusted net income before income taxes	13,340	11,766

Provision for income taxes at 24.5%	(3,268)	(2,883)

Adjusted net income	$10,072	$8,883

GAAP net income per share:
Basic	$0.22	$0.09
Diluted	$0.21	$0.09

Adjusted net income per common share:
Basic and Diluted	$0.20	$0.18

Weighted average common shares outstanding:
Basic	50,140,900	49,398,826
Diluted	51,438,679	50,566,683